Trade Payables and Other Payable	12 Months Ended
Dec. 31, 2023
Trade Payables and Other Payable [Abstract]
Trade payables and other payable

Note 23. Trade payables and other payable

	As at December 31,
	2023	2022
Payables to suppliers of goods	2,725,532	3,080,264
Payables and other payable - agreements (1)	1,562,246	1,485,905
Employee benefits	335,989	354,431
Payables to other suppliers	325,447	406,595
Tax payable	144,492	149,557
Purchase of assets	121,554	186,421
Dividends payable	32,691	10,886
Other	38,175	47,716
Total trade payables and other payable	5,286,126	5,721,775

Current	5,248,777	5,651,303
Non-current	37,349	70,472

(1)	The detail of payables and other payable - agreements is shown below:

	As at December 31,
	2023	2022
Payables to suppliers of goods	1,429,006	1,439,118
Payables to other suppliers	133,240	46,787
Total payables and other payable - agreements	1,562,246	1,485,905

In Colombia, receivable anticipation transactions are initiated by suppliers who, at their sole discretion, choose the banks that will advance financial resources before invoice due dates, according to terms and conditions negotiated with Exito Group. Exito Group cannot direct a preferred or financially related bank to the supplier or refuse to carry out transactions, as local legislation ensures the supplier’s right to freely transfer the title/receivable to any bank through endorsement.

Additionally, Exito Group has entered into agreements with some financial institutions in Colombia, that provide an additional payment period for these discounted supplier invoices. The terms under such agreements are not unique to Exito Group but are based on market practices in Colombia applicable to other players in the market that legally do not change the nature of the business transaction.